                                                                    EXHIBIT 99.1


                                WEBMD CORPORATION

  DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION USING 0001088917 AS THE CIK NUMBER THAT SHOULD HAVE BEEN FILED USING 0001009575 AS THE CIK NUMBER


FILINGS MADE BY WEBMD CORPORATION (FORMERLY KNOWN AS
HEALTHEON/WEBMD CORPORATION AND HEALTHEON CORPORATION)

-------------------------------------------------------------------------------------------------------------------
FILING                                                                    DATE
 TYPE             FILED BY                      FILED ON                  FILED        ACCESSION NUMBER
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD               N/A                       11/29/99     0000891618-99-005452
                  Corporation
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       12/10/99     0000950144-99-013961

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       01/27/00     0000950144-00-000646

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       01/28/00     0000950144-00-000716

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       02/08/00     0000950144-00-001605

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       02/10/00     0000891618-00-000692

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       02/14/00     0000947871-00-000125

-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           02/14/00     0000950144-00-002275
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          02/14/00     0000950144-00-002276
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       02/16/00     0000950144-00-002453

-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   OnHealth Network Company  02/16/00     0000950144-00-002455
-------------------------------------------------------------------------------------------------------------------
8-K/A             Healtheon/WebMD Corporation   N/A                       02/22/00     0000950144-00-002564

-------------------------------------------------------------------------------------------------------------------
8-K/A             Healtheon/WebMD Corporation   N/A                       02/24/00     0000950144-00-002616

-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          03/08/00     0000950144-00-002982
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   OnHealth Network Company  03/08/00     0000950144-00-002983
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           03/08/00     0000950144-00-002984
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          03/23/00     0000950144-00-003529
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FILING                                                                    DATE
 TYPE             FILED BY                      FILED ON                  FILED        ACCESSION NUMBER
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   OnHealth Network Company  03/23/00     0000950144-00-003531
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           03/23/00     0000950144-00-003535
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
8-K/A             Healtheon/WebMD Corporation   N/A                       03/23/00     0000950144-00-003566

-------------------------------------------------------------------------------------------------------------------
10-K405           Healtheon/WebMD Corporation   N/A                       03/30/00     0000950144-00-004229

-------------------------------------------------------------------------------------------------------------------
10-K405/A         Healtheon/WebMD Corporation   N/A                       05/01/00     0000950144-00-005669

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       05/02/00     0000950144-00-005762

-------------------------------------------------------------------------------------------------------------------
10-Q              Healtheon/WebMD Corporation   N/A                       05/15/00     0000950144-00-006827
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           05/31/00     0000950144-00-007425
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          05/31/00     0000950144-00-007426
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       06/01/00     0000950144-00-007446

-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       06/05/00     0000950144-00-007549

-------------------------------------------------------------------------------------------------------------------
SC 13G            Healtheon/WebMD Corporation   Quintiles Transnational   06/05/00     0000950144-00-007550
                                                Corp.
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       06/19/00     0000950144-00-007946

-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          06/19/00     0000950144-00-007947
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           06/19/00     0000950144-00-007948
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
S-4               Healtheon/WebMD Corporation   N/A                       06/19/00     0000950144-00-007949
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       07/24/00     0000950144-00-008981
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       07/27/00     0000950144-00-009120
-------------------------------------------------------------------------------------------------------------------
S-4               Healtheon/WebMD Corporation   N/A                       07/28/00     0000950144-00-009158
-------------------------------------------------------------------------------------------------------------------
S-8               Healtheon/WebMD Corporation   N/A                       07/31/00     0000950144-00-009200
-------------------------------------------------------------------------------------------------------------------
S-4/A             Healtheon/WebMD Corporation   N/A                       08/01/00     0000950144-00-009281
-------------------------------------------------------------------------------------------------------------------


                                     99.1-2

-------------------------------------------------------------------------------------------------------------------
 FILING                                                                    DATE
  TYPE                    FILED BY              FILED ON                   FILED        ACCESSION NUMBER
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           08/03/00     0000950144-00-009379
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          08/03/00     0000950144-00-009380
-------------------------------------------------------------------------------------------------------------------
S-4/A             Healtheon/WebMD Corporation   N/A                       08/04/00     0000950144-00-009410
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   OnHealth Network Company  08/07/00     0000950144-00-009481
-------------------------------------------------------------------------------------------------------------------
424B3             Healtheon/WebMD Corporation   N/A                       08/07/00     0000950144-00-009483
-------------------------------------------------------------------------------------------------------------------
424B3             Healtheon/WebMD Corporation   N/A                       08/07/00     0000950144-00-009484
-------------------------------------------------------------------------------------------------------------------
8-K/A             Healtheon/WebMD Corporation   N/A                       08/09/00     0000950144-00-009596
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           08/10/00     0000950144-00-009809
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          08/10/00     0000950144-00-009810
-------------------------------------------------------------------------------------------------------------------
10-Q              Healtheon/WebMD Corporation   N/A                       08/14/00     0000950144-00-010348
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       08/16/00     0000950144-00-010567
-------------------------------------------------------------------------------------------------------------------
8-K               Healtheon/WebMD Corporation   N/A                       08/18/00     0000950144-00-010670
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   Medical Manager           08/18/00     0000950144-00-010671
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
425               Healtheon/WebMD Corporation   CareInsite, Inc.          08/18/00     0000950144-00-010672
-------------------------------------------------------------------------------------------------------------------
8-K               WebMD Corporation             N/A                       09/13/00     0000950144-00-011330
-------------------------------------------------------------------------------------------------------------------
8-K               WebMD Corporation             N/A                       09/28/00     0000950144-00-011792
-------------------------------------------------------------------------------------------------------------------
S-3               WebMD Corporation             N/A                       10/04/00     0000950144-00-011918
-------------------------------------------------------------------------------------------------------------------
S-8               WebMD Corporation             N/A                       10/04/00     0000950144-00-011919
-------------------------------------------------------------------------------------------------------------------
POS AM(1)         WebMD Corporation             N/A                       10/04/00     0000950144-00-011920
-------------------------------------------------------------------------------------------------------------------
8-K               WebMD Corporation             N/A                       10/13/00     0000950144-00-012222
-------------------------------------------------------------------------------------------------------------------


FILINGS MADE BY THIRD PARTIES REGARDING WEBMD CORPORATION (FORMERLY KNOWN AS HEALTHEON/WEBMD CORPORATION AND HEALTHEON CORPORATION)

-------------------------------------------------------------------------------------------------------------------
 FILING                                                                    DATE
  TYPE                    FILED BY              FILED ON                   FILED        ACCESSION NUMBER
-------------------------------------------------------------------------------------------------------------------
3                 News America Incorporated     Healtheon/WebMD           02/04/00     0000950130-00-000435
                  and others                    Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13D            News America Incorporated     Healtheon/WebMD           02/04/00     0000950130-00-000433
                  and others                    Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13G            Janus Capital Corporation     Healtheon/WebMD           02/11/00     0000812295-00-000017
                  and others                    Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13G            Microsoft Corporation         Healtheon/WebMD           02/14/00     0001032210-00-000249
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13D            Medical Manager Corporation   Healtheon/WebMD           03/17/00     0000947871-00-000229
                  and others                    Corporation
-------------------------------------------------------------------------------------------------------------------

--------
(1) By letter to OFIS Filer Support dated October 13, 2000, WebMD Corporation requested that the SEC change this filing type to "S-8 POS."


                                     99.1-3

-------------------------------------------------------------------------------------------------------------------
 FILING                                                                    DATE
  TYPE                    FILED BY           FILED ON                      FILED        ACCESSION NUMBER
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
SC 13G/A          Fidelity International        Healtheon/WebMD           03/31/00     0000315066-00-000735
                  Limited and others            Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13G/A          FMR Corp. and others          Healtheon/WebMD           03/31/00     0000315066-00-000736
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13D            Quintiles Transnational       Healtheon/WebMD           06/05/00     0000950144-00-007547
                  Corp.                         Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13D/A          Quintiles Transnational       Healtheon/WebMD           06/30/00     0000950144-00-008464
                  Corp.                         Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13D/A          Medical Manager Corporation   Healtheon/WebMD           08/02/00     0000947871-00-000510
                  and others                    Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13G/A          FMR Corp. and others          Healtheon/WebMD           08/10/00     0000315066-00-001053
                                                Corporation
-------------------------------------------------------------------------------------------------------------------
SC 13G/A          Janus Capital Corporation     WebMD Corporation         10/11/00     0000812295-00-000169
                  and others
-------------------------------------------------------------------------------------------------------------------
SC 13D/A          SmithKline Beecham            WebMD Corporation         10/13/00     0000893220-00-001140
                  Corporation
-------------------------------------------------------------------------------------------------------------------


                                     99.1-4